UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 7, 2004

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-10863                   13-3473472
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


631 SOUTH RICHLAND AVENUE, YORK PA                                     17403
(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (717) 771-7890

Item 5. Other Events

On July 7, 2004, York International Corporation issued a press release commenting on manufactured housing furnace inspections and updating its full-year business outlook. A copy of York's press release is attached as
Exhibit 99.1 and is incorporated by reference.


Item 7. Exhibits

99.1  Press release, dated July 7, 2004, issued by York International
      Corporation.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  York International Corporation
                                                  (Registrant)


Date:  July 8, 2004                               By: /s/ M. David Kornblatt
                                                      --------------------------
                                                      M. David Kornblatt
                                                      Vice President and
                                                      Chief Financial Officer

Exhibit Index

99.1  Press release, dated July 7, 2004, issued by York International
      Corporation.